UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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□ Soliciting Material Pursuant to § 240.14a-12

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Annual Meeting of stockholders of Profire Energy, Inc. (the "Company," "our" or "we") will be held on June 15, 2017 at 9:00 am, local time, at the Company's Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, for the following purposes:
1.	To elect five directors to the Company's board of directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company's independent registered public accounting firm for the year ending December 31, 2017; and

3.	To amend the 2014 Equity Incentive Plan; and

4.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

These business items are described more fully in the Proxy Statement accompanying this Notice. Only stockholders who owned our common stock at the close of business on April 21, 2017 can vote at this meeting or any adjournments that may take place. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

We are mailing to most of our stockholders a notice of Internet availability of proxy materials instead of a paper copy of this proxy statement and our Transition Report on Form 10-KT for the transition period ended December 31, 2016 (the "2016 Form 10-KT"). The notice contains instructions on how to access those documents via the Internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, the 2016 Form 10-KT and a form of proxy card or voting instruction card, as applicable. Stockholders who do not receive a notice of Internet availability of proxy materials will receive a paper copy of the proxy materials by mail. We anticipate that this process will minimize the costs of printing and distributing our proxy materials.

YOUR VOTE IS IMPORTANT. PLEASE VOTE VIA THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU RECEIVED A PAPER PROXY CARD AND VOTING INSTRUCTIONS BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

By order of the board of directors,

May 1, 2017	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2017:

The Notice of Annual Meeting, the Proxy Statement, our Transition Report on Form 10-KT for the nine-month transition period ended December 31, 2016 and the proxy card are available via the Internet at:
https://materials.proxyvote.com/74316X

PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

This Proxy Statement is being furnished to the stockholders of Profire Energy, Inc., a Nevada corporation (the "Company," "our" or "we"), in connection with the solicitation of proxies by our board of directors (the "Board") for use at our annual meeting of stockholders (the "Annual Meeting") to be held at the Company's Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, at 9:00 a.m. local time, on June 15, 2017, or at any adjournment thereof.

The purpose of the Annual Meeting is:

1.	To elect five directors to the Company's board of directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company's independent registered public accounting firm for the year ending December 31, 2017;

3.	To amend the Company's 2014 Equity Incentive Plan; and

4.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board has fixed the close of business on April 21, 2017 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.  Only stockholders of record at the close of business on the record date will be entitled to attend and vote at the meeting and any postponements or adjournments thereof. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

We are pleased to make these proxy materials available over the internet, which we believe benefits our stockholders and reduces the expense of our Annual Shareholder Meeting. A notice of the internet availability of the meeting materials ("Notice") will be mailed to stockholders on or about May 5, 2017. You will not receive a printed copy of the Meeting Materials. Instead, the Notice will instruct you as to how you may access and review all of the information contained in the Meeting Materials. Should you request a printed copy of Meeting Materials, we will make paper copies of these proxy materials available free of charge. To request a copy, please send your request to the Company's Secretary by mail at the address listed above, by toll-free phone at 1-800-579-1639, or by email at sendmaterial@proxyvote.com. Directions to our Annual Meeting may be obtained by calling (801) 796-5127.

 The Proxy Statement and the Transition Report on Form 10-KT for the nine-month transition period ended December 31, 2016 are also available on the Company's website at www.profireenergy.com.  The Company's website address provided above is not intended to function as a hyperlink, and the information on the Company's website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that you vote FOR all of the proposals presented in this Proxy Statement.

Contents

PROXY INFORMATION	4

PROPOSAL ONE	7

Board Nominees for Election of Directors	8

Family Relationships	10

Related Party Transactions	10

Director Independence	11

Board Committees	11

Board Leadership Structure and Role in Risk Oversight	13

Board Meetings and Attendance at Annual Meetings	14

Communications with Directors	14

Compensation of Directors and Executive Officers	14

Say on Pay	16

Employment Agreements	17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS	21

PROPOSAL TWO	23

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT ANNUAL MEETING	34

PROXY INFORMATION
Who is soliciting my proxy?

The Board is soliciting your proxy to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on April 21, 2017 (the "record date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments.  On the record date, there were 53,656,961issued and 50,359,343 outstanding shares of common stock entitled to vote at the Annual Meeting.  The shares of common stock are the only outstanding voting securities of the Company.

A list of stockholders entitled to vote at the meeting will be available for examination for ten days before the Annual Meeting at our corporate offices in Lindon, Utah.

How do I vote?

You may submit your vote via the Internet or in person at the annual meeting. If you received printed proxy materials, you also have the option of submitting your proxy card by mail or attending the meeting and delivering the proxy card. The designated proxies will vote according to your instructions; however, if you are a registered stockholder and you return an executed proxy card without specific instructions on how to vote, the proxies will vote:

"FOR" the election of the nominated directors in Proposal 1;

"FOR" the ratification of Sadler, Gibb & Associates, LLC, as the Company's independent registered public accounting firm for the year ending December 31, 2017 in Proposal 2; and

"FOR" the approval to amend the Company's 2014 Equity Incentive Plan in Proposal 3.
If you are a "street name" stockholder and you do not return instructions on how to vote to your broker, your shares will not be voted on Proposal 1 or Proposal 3. The voting of shares held by "street name" stockholders is further discussed below. Additionally, in order to vote at the meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares. If you have the broker's proxy, you may vote by ballot or you may complete and deliver another proxy card in person at the meeting.

Why did I receive a notice of Internet availability of proxy materials instead of a full set of the proxy materials?

SEC rules allow companies to furnish their proxy materials via the Internet. Accordingly, we sent to some of our stockholders a notice of Internet availability of proxy materials for this year's annual meeting of stockholders. Other stockholders were instead sent paper copies of the proxy materials accessible via the Internet. Instructions on how to access the proxy materials via the Internet or to request a paper copy can be found in the notice of Internet availability of proxy materials.

Can I vote by completing and returning the notice of Internet availability of proxy materials?

No, but the notice of Internet availability of proxy materials provides instructions on how to vote your shares.

How can I change my vote?

Registered stockholders can revoke their proxy at any time before it is voted at the Annual Meeting by either:

●	Submitting another timely, later-dated proxy;

●	Delivering timely written notice of revocation to the Corporate Secretary, at 321 South 1250 West, Suite 1, Lindon, Utah 84042; or

●	Attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from your bank, broker or nominee, which is the holder of record, to be able to change your vote at the Annual Meeting.

What are the quorum requirements for the Annual Meeting?

To hold an Annual Meeting and transact business, a majority of outstanding shares of common stock entitled to vote must be present in person at the Annual Meeting or represented by proxy.

Abstentions and broker non-votes (which occur when a broker indicates on a proxy card that it is not voting on a matter) are considered shares present at the Annual Meeting for the purpose of determining a quorum.

Abstentions and Broker Non-Votes

Shareholders may abstain from voting on any of the proposals. Because abstentions are not counted as votes cast for a proposal, abstentions will not affect Proposal 1 since directors who are elected will be those who receive the highest number of affirmative votes. Additionally, abstentions will not be counted as votes for or against Proposal 2 or Proposal 3.

A broker non-vote occurs when a broker submits a Proxy Vote with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such "broker non-votes" will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business. With regard to Proposal 1, broker non-votes and votes marked "withheld" will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of the directors. With regard to Proposal 3 broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

Who represents my proxy at the meeting?

If you do not vote in person at the Annual Meeting, but have submitted your proxy by following the instructions on the Notice, you have authorized certain members of the Company's management designated by the Board and named on your proxy card to represent you and to vote your shares as instructed.

How many votes am I entitled to cast?

You are entitled to cast one vote for each share of common stock you own on the record date.

How many votes are required to approve matters to be presented?

Proposal 1: Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors, provided a quorum is present in person or by proxy. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting.

Proposal 2: Ratification of Auditors. The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company's independent registered public accounting firm for the year ending December 31, 2017 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Proposal 3: Amendment to the 2014 Equity Incentive Plan. The proposal to amend the 2014 Equity Incentive Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Will my shares be voted if I do not provide instructions to my broker?

If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions.  If you do not give instructions to the broker, the broker is only permitted to vote on items that are considered routine.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is the Company aware of any other item of business that will be presented at the meeting?

The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Stockholders.  However, if other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Where do I find the voting results of the meeting?

We intend to report the voting results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Who bears the costs of soliciting these proxies?

We will bear the cost of soliciting proxies.  Certain directors, officers or employees may solicit proxies by telephone, facsimile, e-mail, and in person, without additional compensation.  Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.  All costs and expenses of any solicitation, including the cost of preparing this Proxy Statement and posting it on the Internet and mailing the proxy materials, will be borne by the Company.

Do I have dissenters' rights for any matters being presented at the meeting?

No dissenters' rights are available to any stockholder who dissents from any of the proposals set forth in the Proxy Statement under the Nevada Revised Statutes or under our current Articles of Incorporation or Bylaws.
PROPOSAL ONE
ELECTION OF DIRECTORS

Our Board of Directors currently has five members. The size of the Board will remain at five members following the Annual Meeting. Our Bylaws provide that the Board will consist of such number of directors to be fixed from time-to-time by resolution of the Board.

Upon the recommendation of our Nominating and Corporate Governance Committee, the board has identified and nominated five individuals to serve as directors for a one-year term expiring on the date of our next Annual Meeting, or until their successors are duly elected and qualified.  Brenton W. Hatch, Harold Albert, Arlen B. Crouch, Daren J. Shaw, and Ronald R. Spoehel have been nominated by the Nominating and Corporate Governance Committee to stand for election as directors.  Messrs. Hatch, Albert, Crouch, Shaw and Spoehel currently serve as directors of the Company.

We intend that the proxies solicited by us will be voted for the election of the nominees named above.  Each of the nominees has agreed to serve as a director if elected, and we believe each nominee will be available to serve.  However, the proxy holders have discretionary authority to cast votes for the election of a substitute should any nominee not be available to serve as a director.

Board Nominees for Election of Directors

Name	Age	Positions Held	Director Since	Officer Since

Brenton W. Hatch	66	Chief Executive Officer, President and Director	November 2008	October 2008
Harold Albert(1)	54	Director	November 2008	N/A
Daren J. Shaw	60	Director	August 2013	N/A
Ronald R. Spoehel	59	Director	October 2013	N/A
Arlen B. Crouch	83	Director	November 2013	N/A

(1)   Mr. Albert retired as Chief Technology Officer on March 1, 2017. He continues to serve as a director.

A brief description of the background and business experience of each nominee follows:

Brenton W. Hatch.  Mr. Hatch became the Chief Executive Officer and President of the Company in October 2008 and has served as the Chairman of the Board since November 2008.  Mr. Hatch has been responsible for overseeing the day-to-day operations of the Company since October 2008.  Mr. Hatch co-founded the Company's wholly owned subsidiary, Profire Combustion, Inc. in 2002.  Since that time he has served as the Chief Executive Officer and General Manager of Profire Combustion and has been responsible for the day-to-day operations of Profire Combustion since its inception.  Prior to founding Profire Combustion, between 2001 and 2002 Mr. Hatch was a Management Consultant and General Manager of Titan Technologies, Inc., an oilfield service and distribution company in Edmonton, Alberta, Canada.  In this position, Mr. Hatch performed an in-depth analysis of the operations and management of all divisions of Titan Technologies.  Based on his analysis, Mr. Hatch implemented company-wide operational changes to improve company performance.  From 1989 to 2000, Mr. Hatch served as President and Chief Executive Officer of Keaton International, Inc., an educational services company based in Edmonton, Alberta, Canada.  Mr. Hatch managed all executive functions of the company and particularly focused on the development and management of the company's educational services.  During his time at Keaton International, Mr. Hatch led corporate networking and marketing campaigns world-wide.  Mr. Hatch earned a Bachelor's Degree in Education from the University of Alberta in 1974.  Mr. Hatch is not currently, nor has he in the past five years been a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Hatch's experience as a founder and as the principal executive officer of Profire Combustion, as well as his previous management and operational oversight experience in concluding that he should serve as a director of the Company.

Harold Albert.  Mr. Albert served as the Company's Chief Technology Officer ("CTO") from June 2016 through March 2017. Additionally, Mr. Albert has served as a director of the Company since November of 2008. Prior to his appointment as CTO, Mr. Albert served as the Company's Chief Operating Officer beginning in October 2008. From October 2008 until March 2017, Mr. Albert has been responsible for research and development of new products and services as well as overseeing Company operations in Canada.  Mr. Albert co-founded Profire Combustion, Inc. in 2002.  Prior to founding Profire Combustion, Mr. Albert worked in the oil services industry for Titan Technologies, Inc. from 1996 to 2002.  During that period, Mr. Albert served as an Associate Manager overseeing the company's burner division.  From 1993 to 1996, Mr. Albert was employed with Natco Canada doing start-up and commissioning of oil and gas facilities in both Canada and Russia.  Mr. Albert is not, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Albert's experience as a founder and principal officer of the Company, combined with his previous management and operational experience in concluding that he should serve as a director of the Company.

Arlen B. Crouch.  From 1989 to 1997, Mr. Crouch served as President and Chief Executive Officer of Franklin Quest Co., now Franklin Covey Co. (NYSE:FC), where he played a key role in the company's initial public offering and listing on the New York Stock Exchange ("NYSE").  Prior to his appointment as President and Chief Executive Officer, he served in a variety of senior management roles including Chief Operating Officer and Executive Vice President.  At the time Mr. Crouch stepped down in 1997 to serve a three-year assignment in Washington, D.C. for the Church of Jesus Christ of Latter Day Saints, the company had a market capitalization in excess of $500 million.  Previously, from 1955 to 1989, he was employed at Merrill Lynch where he served as a First Vice President and Regional Director with responsibilities for retail operations in the Southern California region.  In 1995, Mr. Crouch also served as Chair of the Salt Lake Chamber of Commerce.  We considered Mr. Crouch's extensive management experiences as well as his experience and leadership in the financial services industry in determining that he should serve as a director of the Company.

Daren J. Shaw.  Mr. Shaw has served for more than 30 years in leadership capacities with several financial services firms.  Mr. Shaw currently serves as a Managing Director of Investment Banking at D.A. Davidson & Co., a middle-market full-service investment banking and brokerage firm.  During his term as Managing Director at D.A. Davidson & Co., Mr. Shaw has served on the Senior Management Committee and board of directors and as the lead investment banker in a wide variety of transactions including public stock offerings, private placements, and mergers and acquisitions.  Prior to joining D.A. Davidson & Co. in 1997, Mr. Shaw served for 12 years with Pacific Crest Securities in various roles, including Managing Director.  Since 2012, Mr. Shaw has served as a member of the board of directors of The Ensign Group, Inc. (NASDAQ: ENSG), a provider of skilled nursing, assisted living, and rehabilitative care services with more than 180 facilities located in 13 states.  He currently serves as Chairman of The Ensign Group's audit committee and also serves on The Ensign Group's nominating and corporate governance and compensation committees. We considered Mr. Shaw's extensive experience and leadership in the financial services industry and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Ronald R. Spoehel.  Mr. Spoehel is a private investor with over 35 years of board, executive management, investment banking, and private banking experience, from Fortune 500 to technology startups. From 2007 to 2009, he served as the Presidentially-appointed, Senate-confirmed Chief Financial Officer of the National Aeronautics and Space Administration ("NASA"). Prior to NASA, Mr. Spoehel served as an executive officer in various general management positions and on the Boards of Directors of public and private operating companies in the U.S. and Europe. Among various companies with worldwide operations, he served as Executive Vice President and Chief Financial Officer and on the Boards of both ManTech International (NASDAQ:MANT) and ICx Technologies, Inc.; as Vice President-Corporate Development of Harris Corporation (NYSE:HRS); and, as Chief Executive Officer and on the board of directors of Optinel Systems, Inc. Mr. Spoehel began his career as an investment banker for ten years primarily focused on energy and technology sectors. Mr. Spoehel is an honors graduate of the University of Pennsylvania, where he received his Bachelor of Science degree in economics and MBA from the Wharton School, and his Master of Science degree in engineering from the Moore School of Electrical Engineering. In addition to currently serving on the board of directors of STG Group, Inc. (NASDAQ: STGG) and Millennial ESports Corp. (TSXV:GAME), Mr. Spoehel also serves on the boards of directors of U.S. and international private companies. We considered Mr. Spoehel's extensive experience and leadership in the energy and technology sectors and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Family Relationships

There are no family relations among any of our executive officers, directors or key employees.

Involvement in Certain Legal Proceedings

To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries. To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries.

Related Party Transactions

Our Audit Committee Charter requires that the Audit Committee review, approve or oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, and to develop policies and procedures for the Committee's approval of transactions with related persons.  Prior to establishing our Audit Committee, our Board monitored and reviewed issues involving potential conflicts of interests and related party transactions in accordance with our written policies and procedures.

During the nine-month transition period ended December 31, 2016 (the "Transition Period"), the Audit Committee approved and the Company entered into a Stock Redemption Agreement, dated November 15, 2016, with Harold Albert. Mr. Albert is a director of the Company and served as the Company's Chief Technology Officer until March 1, 2017. Pursuant to the Stock Redemption Agreement the Company repurchased 2.4 million shares of the Company's common stock from Mr. Albert for an aggregate cash purchase price of $3,000,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the Commission reports of beneficial ownership and changes in beneficial ownership of common stock. Officers and directors are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the Transition Period all filing requirements applicable to our officers, directors, greater than 10% stockholders or any other person subject to Section 16 of the Exchange Act were met.

 In September 2016, the Company and directors corrected certain prior reporting deficiencies.  Certain equity grants to directors were awarded but not issued and such awards were not timely reported pursuant to Section 16. In September 2016, a Form 4 was filed for each non-executive director to reflect all awards that were granted and not reported on a timely basis. Specifically, a Form 4 was filed late by Arlen Crouch to report two transactions, a Form 4 was filed late by Daren Shaw to report three transactions, and a Form 4 was filed late by Ronald Spoehel to report two transactions.

Director Independence

The Board has determined that of the current directors or nominees, Messrs. Crouch,  Shaw, and Spoehel qualify as independent directors as that term is defined in the listing standards of The Nasdaq Stock Market.  Such independence definition includes a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company.  As Mr. Hatch is also employed by the Company and Mr. Albert recently retired as an employee and officer, the Board has determined that neither of them are currently independent.

Board Committees

 Audit Committee. The Audit Committee of the Board is responsible for the selection, review and oversight of the Company's independent registered public accounting firm; approval of all audit, review and attest services provided by the independent registered public accounting firm; the integrity of our reporting practices and evaluation of internal controls and accounting procedures. The Audit Committee is responsible for the pre-approval of all non-audit services provided by its independent registered public accounting firm. Non-audit services are only provided by our independent registered public accounting firm to the extent permitted by law. Further, all related party transactions are reviewed and approved by the Audit Committee.
The Audit Committee is chaired by Daren J. Shaw and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors. The Board believes that Daren J. Shaw qualifies an as audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The Board has adopted a written charter to govern the activities of the Audit Committee, which is available on our website at www.profireenergy.com. The Audit Committee held four meetings during the fiscal year ended March 31, 2016 and three meetings during the Transition Period.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee ("Nominating Committee") of the Board is responsible for identifying and recommending director candidates for nomination by the Board.  The Nominating Committee is chaired by Arlen B. Crouch and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.  In general, when the Board determines that expansion of the board or replacement of a director is necessary or appropriate, the Nominating Committee will identify candidates through candidate interviews with members of management, consultation with the candidate's associates and other means to determine qualifications to serve on our Board.

Each candidate to serve on the Board must possess the highest personal and professional ethics, integrity and values, and be committed to serving the long-term interests of our stockholders.  Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may consider such other factors as it may deem appropriate, which may include, without limitation, professional experience, diversity of backgrounds, skills and experience at policy-making levels in business, government, financial, and in other areas relevant to our global operations, experience and history with our company, and stock ownership.

We do not have a formal policy with regard to the consideration of diversity in identifying Board nominees, but the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our business.

The Nominating Committee will consider director candidates recommended by the Company's stockholders pursuant to the procedures described in this proxy statement or validly made in accordance with applicable laws, rules and regulations and the provisions of our Bylaws. Stockholders wishing to recommend candidates should do so in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, UT 84042. Please refer to the section below entitled "Stockholder Proposals and Director Nominees for Next Annual Meeting" for further information. The Nominating Committee may also consider candidates proposed by current directors, management, employees and others. All such candidates who, after evaluation, are then recommended by the Nominating Committee and approved by the Board, will be included in our recommended slate of director nominees in our proxy statement.

To date, we have not paid any fee to any third party to identify or evaluate, or to assist in identifying or evaluating, potential director candidates, but we may consider doing so in the future if the nominating committee determines that engaging a consultant is in the best interests of the Company. The Board has adopted a written charter to govern the activities of the Nominating Committee, which is available on our website at www.profireenergy.com. During the fiscal year ended March 31, 2016 and the Transition Period, the Nominating Committee did not hold any separate Nominating Committee meetings but, rather, covered various Nominating Committee business at general Board meetings and during Board calls.

Compensation Committee.  The Compensation Committee of the Board reviews and advises the Board on executive compensation.  The Compensation Committee is chaired by Ronald R. Spoehel and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.

The Compensation Committee oversees all aspects of our executive compensation program and incentive compensation. It reviews and advises the Board on the corporate goals and objectives applicable to the compensation of our Chief Executive Officer, recommends to the full Board for approval compensation amounts for the Chief Executive Officer and all other executive officers, reviews and makes recommendations to our Board relating to incentive compensation and equity-based plans, and reviews and makes recommendations to the full Board regarding employment agreements and severance agreements or plans for the Chief Executive Officer and other executive officers.

Beginning June 2016, the Compensation Committee engaged an independent third party consultant, Compensation & Leadership Solutions, LLC, ("Consultant") to review and advise upon executive compensation. The Consultant was engaged to provide the Compensation Committee with market competitive total direct compensation parameters and programs applicable to the Company's named executive officers and independent directors.  Pursuant to its charter, the Compensation Committee may delegate its authority to a subcommittee or subcommittees. The Board has adopted a written charter to govern the activities of the Compensation Committee, which is available on our website at www.profireenergy.com. The Compensation Committee held two meetings during the fiscal year ended March 31, 2016 and two meetings during the Transition Period.

Board Leadership Structure and Role in Risk Oversight

Currently, our Chief Executive Officer also serves as the Chairman of our Board and we do not have an independent lead director.  Given our current size, resources and access to potential qualified director candidates, the Board believes the most effective leadership structure for the Company at this time and with our current Chief Executive Officer is to have a combined Chairman of the Board and Chief Executive Officer.  Our current combined structure promotes unified leadership, a cohesive vision and strategy for the Company and clear and direct communication to the board.

We do not have a policy regarding the separation or combination of the roles of the Chairman and Chief Executive Officer and believe that the separation or combination of these offices is a matter for discussion and determination by the Board.  The Board believes that it should be able to select the Chairman of the Board based on the criteria that the Board deems to be in the best interests of the Company and its stockholders.

Board-level risk oversight is performed by our full Board.  Our risk oversight process includes an ongoing dialogue between management and the Board, intended to identify and analyze risks that the Company faces.  Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation planning are necessary. The Board monitors risk mitigation action plans developed by management in order to ensure such plans are implemented and are effective in reducing the targeted risks.

Report of Audit Committee Regarding 2016 Audited Financial Statements

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements as of December 31, 2016, and (ii) management's assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2016. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed in PCAOB Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in our Transition Report on Form 10-KT for the nine-month transition period ended December 31, 2016.

Daren J. Shaw
Ronald R. Spoehel
Arlen B. Crouch

Board Meetings and Attendance at Annual Meetings

The Board held four meetings during the Transition Period, all of which were attended by all members of the Board who were members of the Board at the time of each meeting. In addition, each member of the Board attended at least 75% of all Board meetings and committee meetings for committees on which they served.

Although it is not mandatory for directors to attend annual meetings, each director is encouraged to attend meetings of stockholders. The Company held its last annual meeting of stockholders on September 15, 2016, and all of the directors were in attendance.

Communications with Directors

Stockholders and other parties interested in communicating with the Board may do so by writing to the Chairman of the Board of Directors, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, Utah 84042. The Chairman of the Board will review and forward to the appropriate members of the board copies of all such correspondence that, in the opinion of the Chairman, deals with the functions of the board or that he otherwise determines requires their attention.

Compensation of Directors and Executive Officers

The following table sets forth information regarding our principal executive officer and our chief financial officer and one additional individual who served as an executive officer during the Transition Period. These individuals are referred to herein as "named executive officers" or "NEOs". The Company had no other executive officers during the transition period.  Please refer to the section above entitled "Board Nominees for Election of Directors" for Mr. Hatch's and Mr. Albert's biographical information.

Name	Age	Positions Held	Director Since	Officer Since

Brenton W. Hatch	66	Chief Executive Officer, President and Director	November 2008	October 2008
Harold Albert(1)	54	Chief Technology Officer and Director	November 2008	October 2008
Ryan W. Oviatt	43	Chief Financial Officer	N/A	September 2015

(1) Mr. Albert retired as Chief Technology Officer on March 1, 2017. He continues to serve as a director.

Ryan W. Oviatt. Ryan Oviatt is the Chief Financial Officer with responsibility over all finance, accounting, and compliance functions of the Company. Previously, Mr. Oviatt was a Senior Manager at Rio Tinto, a publicly-traded, international mining and metals company, where he managed significant company functions, having responsibility over Sarbanes-Oxley compliance, Financial Reporting Analysis, and Special Projects during his 10-years there from 2005-2015. He also managed value-tracking and reporting within the company, leading to enhanced cash flow and reduced costs. Additionally, Mr. Oviatt served on technical committees relating to international tax, finance, and development of a significant Rio Tinto mining operation. He also helped mentor and develop personnel and management. Prior to Rio Tinto, Mr. Oviatt was an Audit Manager at Ernst & Young, LLP from 2000-2005, where he audited both public and private clients, including oil and gas companies. Mr. Oviatt received his Bachelor Degree in Accounting from Westminster College, and Master Degree in Accountancy from Brigham Young University. He is a Certified Public Accountant in Utah. We considered Mr. Oviatt's extensive management experiences as well as his experience and leadership in other senior financial roles in public companies in determining that he should serve as an officer of the Company.

The following table summarizes the total compensation paid to our NEOs.

Summary Compensation Table

Name and Principal Position	Fiscal Year		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Brenton W. Hatch	2016-	T	207,692	75,000	-0-	125,750	43,648	452,090
Chief Executive Officer and Director	2016		270,000	-0-	-0-	-0-	55,941	325,941
	2015		270,000	-0-	-0-	-0-	54,977	324,977

Ryan Oviatt	2016-	T	136,653	-0-	-0-	100,600	48,073	285,326
CFO[1]	2016		98,816	10,000	15,150	-0-	31,311	155,277
	2015		-0-	-0-	-0-	-0-	-0-	-0-

Harold Albert[2]	2016-	T	207,692	-0-	-0-	34,725	24,610	267,027
CTO and Director	2016		270,000	-0-	-0-	-0-	49,280	319,280
	2015		270,000	-0-	-0-	-0-	55,575	325,575

(1)	Ryan Oviatt was hired as Chief Financial Officer on September 14, 2015.
(2)	Harold Albert retired as the Company's Chief Technology Officer and entered into a Retirement and Release Agreement with the Company dated February 23, 2017 (the "Retirement Agreement").

Salary
Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers.  The salary for each named executive officer is typically set at the time the individual is hired based on the factors discussed in the preceding sentence and the negotiation process between the Company and the named executive officer.  Thereafter, changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions.  As discussed in more detail below under the heading "Employment Agreements", in June 2013, the Company executed employment agreements with Messrs. Hatch and Albert, retroactively effective as of May 1, 2013.  These employment agreements provide that Mr. Hatch will receive an annual salary of $270,000 per year and provided that, prior to his retirement as Chief Technology Officer effective March 1, 2017, Mr. Albert would receive an annual salary of $270,000 per year. Mr. Oviatt's employment agreement became effective on the date of his hire, September 14, 2015, and provides that Mr. Oviatt will receive an annual salary of $190,000. These salaries may be adjusted by the Company's Board of Directors at their discretion.

Bonuses

The Board may make cash awards to our NEOs and employees that are not part of any pre-established, performance-based criteria. Awards of this type are completely discretionary and subjectively determined by our Board of Directors at the time they are awarded.  In the event this type of cash award is made, it is reflected in the "Summary Compensation Table" under a separate column entitled "Bonus."  During the 2016 fiscal year, Mr. Oviatt, per his employment agreement and based on Company performance, earned a bonus of 15,000 restricted stock units ("RSUs"), granted under the 2014 Equity Incentive Plan, with a fair market value of $15,150 on the date of grant and a cash bonus of $10,000. The RSUs associated with Mr. Oviatt's bonus vested immediately on the date of grant. The Company is under no obligation to award future cash bonuses. During the Transition Period, Mr. Hatch received a one-time cash bonus of $75,000.

Equity Awards

Under the 2014 Equity Incentive Plan, the Compensation Committee, together with the Board, may elect to grant equity awards to the Company's NEOs in the form of stock purchase options, restricted stock or restricted stock units. The Compensation Committee and the Board determine whether and how much to award based on numerous factors including, but not limited to, Company performance, individual performance, competitive compensation practices, or incentive alignment. If the equity awards are granted, the Compensation Committee and the Board will determine the terms of the grant, including vesting, forfeiture, and dividend or voting rights, if any.

On November 2, 2016, the Board of Directors approved stock option awards to Messrs. Hatch, Albert, and Oviatt to purchase shares of common stock at an exercise price of $1.17. The options shall become exercisable as to 50% of the total number of shares granted on each of the first two anniversaries of the grant date. Under an amended award, Mr. Hatch received an option to purchase 250,000 shares. Mr. Oviatt was awarded an option to purchase 200,000 shares and Mr. Albert received an option to purchase 75,000 shares.  Under the Retirement Agreement, notwithstanding the stated vesting terms of Mr. Albert's option to purchase 75,000 shares, at the time the severance payments contemplated in the Retirement Agreement have been paid in full to Mr. Albert, all unvested shares covered by such option will become fully vested.

Employer Benefit Plans

Beginning May 1, 2015, the Company instituted a 401(k) plan for all U.S. Company employees, and a Registered Retirement Saving Plan for all Canadian Company employees, in which the executive officers may choose to participate. The plans provide a Company paid match, which is capped at a maximum of 4% of the employee's annual base salary or annualized hourly pay. In the future, the Board of Directors may adopt other plans as it deems reasonable under the circumstances.

Say on Pay

At our annual stockholder meeting held on September 15, 2016, we solicited an advisory vote of our stockholders to approve the compensation packages proposed to be paid to our named executive officers.  Of the 46,995,216 shares represented at the meeting by valid proxies and ballots, 35,265,866 voted to approve the compensation proposals.  As determined by our stockholders, we hold an advisory vote on our executive compensation every two years, and we will conduct our next advisory vote on executive compensation at our 2018 annual stockholder meeting.

Employment Agreements
On June 28, 2013, we executed employment agreements with Messrs. Hatch and Albert, which were retroactively effective to May 1, 2013. On February 23, 2017, Mr. Albert and the Company entered into the Retirement Agreement pursuant to which Mr. Albert retired effective on March 1, 2017 from his position as Chief Technology Officer of the Company. Pursuant to the Retirement Agreement, the Company agreed to pay Mr. Albert the severance amount of $375,000 (the "Severance"), less applicable tax-related deductions and withholdings, in four equal quarterly installments beginning March 1, 2017.  The Retirement Agreement also contemplates that Mr. Albert will provide up to ten hours of consulting services per month to the Company upon the Company's request at no charge until the Severance has been paid in full and thereafter at the rate of $175 per hour.  Mr. Albert will not receive any additional compensation for his anticipated continued service as a non-employee director until the Severance has been paid in full.  After the Severance has been paid in full, the Retirement Agreement provides that Mr. Albert will receive annual compensation of $80,000 paid in equal monthly installments for his service as a non-employee director.  Any outstanding stock options held by Mr. Albert will continue to vest according to their current terms until the Severance is paid in full, at which time any outstanding options will vest notwithstanding the vesting provisions that would have otherwise been applicable to the outstanding stock options.
The employment agreement of Mr. Hatch provides that he will devote, on a full-time basis, his best ability and talents to the business of the Company. The agreement prohibits him from providing consulting services or accepting employment with any other party unless pre-approved by the Company. The agreement provides that Mr. Hatch is entitled to:
•	an automobile allowance of up to $1,200 per month;

•	payment of or reimbursement for certain reasonable and necessary out-of-pocket expenses incurred in the performance of his duties, subject to presentment of appropriate vouchers or receipts;

•	a $2,000 per month personal allowance;

•	payment of the employee's medical and dental insurance premiums; and

•	four weeks of paid vacation or leave time each year.

The Employment Agreement allows the Board to consider the award of a year-end cash bonus based on performance.  No specific performance criteria are set forth in the Employment Agreement.

On September 4, 2015, we executed an employment agreement with Ryan Oviatt that became effective September 14, 2015, and continues for a period of two years, after which it will renew annually for a one-year term for up to five additional years unless terminated sooner. The employment agreement of Mr. Oviatt provides that he will devote, on a full-time basis, his best ability and talents to the business of the Company. The agreement prohibits Mr. Oviatt from providing consulting services or accepting employment with any other party unless pre-approved by the Company. The employment agreement provides that Mr. Oviatt is entitled to:

•	an automobile allowance of up to $1,000 per month;

•	payment of or reimbursement for certain reasonable and necessary out-of-pocket expenses incurred in the performance of their duties, subject to presentment of appropriate vouchers or receipts;

•	a $2,000 per month personal allowance;

•	payment of the employee's medical and dental insurance premiums; and

•	four weeks of paid vacation or leave time each year.

Additionally, Mr. Oviatt's employment agreement allowed the Board to grant to him, for the fiscal year ended March 31, 2016, a bonus based on performance for that fiscal year. For that year, the bonus structure was as follows:

FY2016 After-tax Net Income (NI) Bonus Targets	CASH BONUS	RSUs TO BE GRANTED
Tier 1: Net Income: >$0	$10,000	15,000
Tier 2: Net Income: >$1,000,000	$15,000	25,000
Tier 3: Net Income: >$2,000,000	$25,000	35,000

Based on the Company's performance, Mr. Oviatt qualified for the Tier 1 level of bonus as described above. No other bonus structure was agreed to between Mr. Oviatt and the Company for the Transition Period. As a result, no bonus was awarded to him for the Transition Period.

Each of the employment agreements described above contain confidentiality, non-disclosure, non-compete, non-solicitation and intellectual property assignment provisions.

Termination and Change in Control

The employment agreements of the named executive officers contain provisions for payment in the event of termination of employment. Under their employment agreements, Messrs. Hatch and Oviatt are entitled to the following payments in the event of termination of employment:

●
Without cause.  The employee may be terminated without cause at any time, but with 90 days prior written notice.  If terminated without cause, the Company shall pay the employee, as a severance allowance, his then current monthly base salary, and health and other benefits for the two-week period following the month of termination and including the month in which notice of termination occurs.

●
For cause upon prior written notice.  If terminated for cause the individual shall be entitled to receive his then current monthly base salary and any employee rights or compensation which would vest in the month of termination pro-rated through the date of termination but off-set by any amounts which have been appropriated or wrongfully taken by the employee or which arise out of damages to the Company through the errors or omissions of the employee.

●
By resignation.  If the employee resigns, he shall be entitled to receive his current monthly base salary and any other compensation or right which would vest in the month the resignation becomes effective, pro-rated to the date of last service.  In the event of a resignation, employment shall terminate on the earlier of 30 days following the written submission of resignation or the date the resignation is accepted by the Company.

●
For disability or death.  The Company shall have the option to terminate the employment agreement should the employee no longer be able to perform his essential functions.  In the event of termination for death or disability the employee shall be entitled to the same compensation and benefits as if the agreement had been terminated without cause.

We do not have agreements, plans or arrangements, written or unwritten, with any of our named executive officers that would provide for payments or other benefits to any of our named executive officers in the event of a change in control of the Company or a change in the responsibilities of any named executive officer following a change in control of the Company.

Outstanding Equity Awards at End of Transition Period

As of December 31, 2016, Mr. Hatch held an option to purchase 250,000 shares of the Company's common stock, Mr. Albert held an option to purchase 75,000 shares of the Company's common stock, and Mr. Oviatt held an option to purchase 200,000 shares of common stock.

Director Compensation

Messrs. Hatch and Albert were NEOs and served as employees of the Company during the Transition Period. All compensation earned by Messrs. Hatch and Albert during the Transition Period was compensation for services rendered in their capacity as employees of the Company.  They received no compensation for serving on our Board during the Transition Period or the 2016 fiscal year. For details regarding the compensation received by each of these directors, please see Summary Compensation Table on page 16 of this Proxy Statement.

Each of our non-employee directors receives monthly cash remuneration of $3,000 for their service, which increased from $2,000 per month beginning in December 2014. Each non-employee director is granted an equity award annually, with the amount determined by the Board (of which 50% vests on the date of grant and the remaining 50% vesting at the one-year anniversary of the date of grant).  Under our 2014 Equity Incentive Plan, the Board may grant our non-employee directors options to purchase common stock or RSUs, based on determinations of which award would best align the interests of our stockholders and our non-employee directors. In the 2016 fiscal year, the Board granted 80,000 RSU's to each non-employee director and in the Transition Period the Board granted 69,422 RSU's to each non-employee director. However, Mr. Albert, who the Company anticipates will continue serving as a non-employee director following his retirement as the Chief Technology Officer of the Company effective March 1, 2017 as contemplated in the Retirement Agreement described above in this Proxy Statement, will not receive any additional compensation for his anticipated continued service as a non-employee director until the full severance amount of $375,000 has been paid in full as contemplated in that agreement.  After such severance has been paid in full, the agreement provides that Mr. Albert will receive annual compensation of $80,000 paid in equal monthly installments for his service as a non-employee director. The following table describes the components of the compensation for our independent directors during our 2016 fiscal year and the Transition Period:

Name	Year		Fees Earned or Paid in Cash	Stock Awards ($)[2]	Option Awards ($)[2]	Total

Arlen B. Crouch[1]	2016-	T	$30,000	$84,001	-0-	$114,001
	2016		$36,000	$84,000	-0-	$120,000

Stephen E. Pirnat[1]	2016-	T	$19,500	$84,001	-0-	$103,501
	2016		$36,000	$84,000	-0-	$120,000

Daren J. Shaw[1]	2016-	T	$30,000	$84,001	-0-	$114,001
	2016		$36,000	$84,000	-0-	$120,000

Ronald R. Spoehel[1]	2016-	T	$30,000	$84,001	-0-	$114,001
	2016		$36,000	$84,000	-0-	$120,000

(1)
Messrs. Shaw, Spoehel, Pirnat and Crouch served as non-employee directors of the Company during the fiscal year ended March 31, 2016 and the Transition Period. Mr. Pirnat's service as a director terminated on September 15, 2016.  Under the 2014 Equity Incentive Plan, each non-employee director was awarded 80,000 RSUs in fiscal year 2016 that have vested and 69,422 RSUs during the Transition Period, 50% of which vested upon grant and 50% will vest on the anniversary of the grant date.

(2)
The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value, computed in accordance with FASB ASC 718, of awards of restricted stock, RSUs, or stock options made to non-employee directors for the fiscal year ended March 31, 2016 and the Transition Period but exclude an estimate for forfeitures. The type and amount of each grant is listed above in footnote 1. The fair value of each equity award is estimated on the date of grant using the Black-Scholes option pricing model. Additional information about the assumptions used in the calculation of these amounts is included in Note 7 to our audited financial statements for the Transition Period ended December 31, 2016 included in the Transition Report on Form 10-KT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth as of April 21, 2017 the name and the number of shares of our common stock, par value of $0.001 per share, held of record or beneficially by each director, officer, nominee or person who held of record, or was known by us to own beneficially, more than 5% of the 50,359,343 outstanding shares of our common stock, and the name and shareholdings of each director and officer and of all directors and officers as group.
Type of Security	Name and Address	Amount & Nature of Beneficial Ownership	% of Class

Common	Brenton W. Hatch(1,2)	14,000,000	27.8%
321 South 1250 West, Suite 1
Lindon, Utah 84042

Common	Harold Albert(1,2)	11,156,100	22.2%
Bay 12, 55 Alberta Ave.
Spruce Grove, Alberta, Canada T7X 3A6

Common	Ryan W. Oviatt(1,2)	21,381	* %
321 South 1250 West, Suite 1
Lindon, Utah 84042

Common	Daren J. Shaw(2)	189,375	* %
321 South 1250 West, Suite 1
Lindon, UT 84042

Common	Ronald R. Spoehel(2)	194,375	* %
321 South 1250 West, Suite 1
Lindon, UT 84042

Common	Arlen B. Crouch(2)	169,375	* %
321 South 1250 West, Suite 1
Lindon, UT 84042

All executive officers and directors as a group
(6 persons)
		25,730,606	51.1%
Common	Royce & Associates, LP
745 Fifth Avenue		2,752,041	5.5%
New York, NY 10151

TOTAL		28,482,647	56.6%
(1)
Messrs. Hatch and Albert are directors of the Company, and Mr. Hatch currently serves and Chief Executive Officer of the Company. Mr. Albert served as Chief Technology Officer of the Company until March 1, 2017.

(2)
Mr. Oviatt serves as Chief Financial Officer of the Company. Mr. Oviatt's share number includes 9,081 RSU's granted in fiscal year 2017 which vested and were settled in fiscal year 2017. Mr. Oviatt was granted a total of 15,000 RSUs, however, 5,919 of those RSUs were surrendered upon settlement to cover applicable taxes related to the equity award.

(3)
Messrs. Shaw, Spoehel and Crouch currently serve as non-employee directors of the Company. Share numbers include 100,000 stock options granted in fiscal year 2014, currently exercisable, 19,953 RSU's granted in fiscal year 2015, currently vested, and 80,000 RSUs granted in fiscal year 2016, currently vested, and 69,422 RSUs, 34,711 of which are vested and 34,711 which vest on September 15, 2017.

* Less than 1%.

Change in Control

To the knowledge of the management, there are no present arrangements or pledges of our securities that may result in a change in control of the Company.

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors.

The Board recommends a vote "FOR" each of the nominees under Proposal 1.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Sadler, Gibb & Associates, LLC, Certified Public Accountants ("SGA") as the Company's independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2017 and recommends that the stockholders vote to ratify such selection. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of SGA to stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders' best interests. SGA conducted our most recent audit of our financial statements for the Transition Period ended December 31, 2016.

During each of our last two fiscal years we were billed the following fees for professional services rendered by SGA:

	2016-T	Fiscal 2016

Audit	$79,250	$62,710
Audit related	-0-	-0-
Tax	$11,125	$8,732
All other	-0-	-0-
Total	$90,375	$71,442

Audit Fees.  Audit fees were for professional services rendered in connection with the audit of our financial statements included in our annual and transition reports on Form 10-K and Form 10-KT, review of financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Tax Fees. Tax fees were for professional services rendered in connection with our fiscal 2016 and 2016 Transition Period tax filings.

Audit Committee Pre-Approval Policies and Procedures. During fiscal year 2014, we established our Audit Committee and subsequent to that time, our Audit Committee has considered and pre-approved such audit and non-audit services to be performed by our independent registered public accounting firm. In our Audit Committee's charter, the Board has delegated authority for pre-approving audit or permissible non-audit services performed by our independent auditors.

The Audit Committee has determined that the services provided by the Company's independent registered public accounting firms described above are compatible with maintaining independence as our independent registered public accounting firm. A representative of SGA will be present at the Annual Meeting. He or she will be given an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company's independent registered public accounting firm for the year ending December 31, 2017 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

The Board recommends a vote "FOR" ratification of the selection of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

PROPOSAL THREE

APPROVAL OF AMENDMENT TO THE 2014 EQUITY INCENTIVE PLAN
Overview
The Company is soliciting approval by its stockholders of an amendment to the Company's 2014 Equity Incentive Plan (the "Plan"). On April 28, 2017 the Board adopted, subject to stockholder approval, an amendment to the Plan in the form attached hereto as Appendix B (the "Amendment"), to:

•	Increase the annual individual limit for equity awards to eligible persons during any calendar year from 250,000 shares of common stock to 750,000 shares of common stock; and

•	Increase the annual individual limit for equity awards to non-employee directors during any calendar year from 100,000 shares of common stock to 200,000 shares of common stock.

The purpose of the limits on equity awards described above is to enable the Company to take advantage of favorable tax treatment under Section 162(m) of the Internal Revenue Code. Section 162(m) generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to certain executive officers during any fiscal year, but exempts certain performance-based compensation from this deduction limit. In order to qualify as exempted performance-based compensation under Section 162(m), equity awards must, among other requirements, be granted pursuant to a plan that contains limits on the number of shares subject to equity awards that may be granted to any one individual under the plan during a specified period. By amending the Plan to increase the limits on the equity awards that may be granted under the Plan, we seek to increase the potential amounts that we may deduct for federal income tax purposes of such equity awards made under the Plan as qualified performance-based compensation in accordance with Section 162(m).

The Company believes that the use of equity compensation is important to the Company to recruit and retain qualified persons. The Board believes that the Amendment will ensure that the Company can continue to grant equity awards to its directors, employees and consultants at levels determined appropriate by the Compensation Committee.
The following summary of the material terms of the Plan, as amended (the "Amended Plan"), is qualified by reference to the full text of the Amendment and the Plan, a copy of which is attached hereto as Appendix C.
Summary of the Amended Plan

The purpose of the Amended Plan is to aid us in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring our future success.  The Amended Plan is also intended to incentivize such service providers to put forth maximum efforts and to compensate such persons through stock or cash-based arrangements.  Recipients of awards under the Amended Plan may be provided with opportunities for ownership of our stock, thereby aligning the interests of participants with those of our stockholders.

We currently award stock-based compensation, including stock options and restricted stock under the Amended Plan. In addition, we have awards outstanding under our 2010 Equity Incentive Plan. As of April 21, 2017, there were (i) 2,026,000 shares subject to outstanding stock options with a weighted average exercise price of $1.66 and a weighted average remaining term of 2.285 years under the Amended Plan and the 2010 Equity Incentive Plan, and (ii) 73,002 shares of restricted stock awards outstanding. As of April 21, 2017, there were 3,172,088 shares available for future grants under the Amended Plan and no further awards will be made pursuant to the 2010 Equity Incentive Plan.

The Compensation Committee and the Board believe that equity incentive grants are vital to our interests and our stockholders, as they play an important role in our ability to attract and retain key management, align a significant percentage of our executives' compensation to her or his performance, as well as ours, and generate in our executives a strategic long-term interest in our performance. As discussed below, the Amended Plan will allow for the continued use of stock-based compensation and will permit us significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow us to make future awards based on the then-current objectives for aligning compensation with stockholder value.

Administration

The Compensation Committee or the Board administers the Amended Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the Amended Plan. Subject to the provisions of the Amended Plan, the Compensation Committee or the Board may amend the terms of, or accelerate the exercisability of, an outstanding award. The Compensation Committee or the Board has authority to interpret the Amended Plan and establish rules and regulations for the administration of the Amended Plan.

The Compensation Committee may delegate its powers under the Amended Plan to one or more officers, except that such delegated officers will not be permitted to grant awards to any members of the Board or executive officers who are subject to Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code.

Under the Amended Plan, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Amended Plan, and the Board currently anticipates administering the plan pursuant to this option for the foreseeable future, with the Committee advising the Board regarding the administration of the Amended Plan.

Eligibility

Any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to the Company or an affiliate, or any person to whom an offer of employment has been made, and who is selected by the Compensation Committee or the Board to participate, is eligible to receive an award under the Amended Plan. As of April 25, 2017, approximately 93 persons were eligible as a class to be selected by the Compensation Committee or the Board to receive awards under the Amended Plan.

Shares Available for Awards

The aggregate number of shares that may be issued under all stock-based awards made under the Amended Plan will be (i) the sum of 3,172,088 (the remaining shares available for future awards under the Amended Plan as of April 21, 2017), and (ii) any shares subject to any outstanding award under the 2010 Equity Incentive Plan that are forfeited or are reacquired by the Company due to termination or cancellation of such award.  In addition, for stock options and stock appreciation rights ("SARs"), the aggregate number of shares with respect to which such awards are exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the Amended Plan. If awards under the Amended Plan or the 2010 Equity Incentive Plan, expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the Amended Plan. However, under the following circumstances, shares will not again be available for issuance under the Amended Plan: (i) shares unissued due to a "net exercise" of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds. In addition, awards that do not entitle the recipient to receive or purchase shares shall not be counted against the number of shares available for issuance under the Amended Plan.

Certain awards under the Amended Plan are subject to limitations. No person may be granted awards under the Amended Plan for more than 750,000 shares of our common stock in any calendar year. The maximum amount payable to a participant within any taxable year under all performance awards denominated in cash may not exceed $1,000,000.  Non-employee directors may not be granted awards in any calendar year of more than 200,000 shares.

The Compensation Committee or the Board will adjust (i) the number of shares available under the Amended Plan, (ii) the number of shares subject to outstanding awards and (iii) the share limits described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the Amended Plan. Any adjustment determination made by the Compensation Committee or the Board shall be final, binding and conclusive.

Dilution Discussion

In setting the amount of shares authorized under the Amended Plan for which stockholder approval is being sought, the Compensation Committee and the Board considered, among other factors, the historical amounts of equity awards granted by the Company, and the potential future grants over the next several years. The Committee and the Board also consider recommendations by the Chief Executive Officer for the other named executive officers. Neither the Committee nor the Board has authorized specific grants of awards to be made under the Amended Plan, subject to stockholder approval. However, the Compensation Committee and the Board believe that the shares being requested should be sufficient for awards under the Amended Plan for approximately the next three years.

To reduce the dilutive impact of our equity award grants on our stockholders' interests, we actively administer our equity grant program to make use of our resources as effective as possible.  Equity awards are generally limited to (1) those positions deemed critical to our future success, (2) individuals whose personal performance makes them highly valuable to us, and (3) essential new hires.

Type of Awards and Terms and Conditions

The Amended Plan provides that the Compensation Committee or the Board may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee or the Board may determine to be necessary or desirable:

•	stock options, including both incentive stock options ("ISOs") and non-qualified stock options (together with ISOs, "options");

•	stock appreciation rights;

•	restricted stock;

•	restricted stock units;

•	performance awards; and

•	dividend equivalents.

Options and SARs

The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee or the Board. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR.

Exercise Price. The Compensation Committee or the Board has the discretion to determine the exercise price and other terms of options and SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such option or SAR is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a "repricing" as discussed in the Amended Plan.

Vesting. The Compensation Committee or the Board has the discretion to determine when and under what circumstances an option or SAR will vest.

Exercise. The Compensation Committee or the Board has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Compensation Committee and the Board are not authorized under the Amended Plan to accept a promissory note as consideration. Unless the award agreement associated with an option provides otherwise, if on the last day of the term of an option, the fair market value of one share of common stock is greater than the option exercise price and the option is exercisable but has not been exercised, the option shall be deemed to have been exercised on such day with payment made by withholding shares of common stock otherwise issuable in connection with the exercise of the option.

Expiration. Options and SARs will expire at such time as the Compensation Committee or the Board determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except that, in the case of an ISO held by a 10% stockholder, the option may not be exercised more than five years from the date of grant.

Special Limitations on ISOs. In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our common stock subject to such ISO is at least 110% of the fair market value per share of our common stock on the date of grant, and such ISO award is not exercisable more than five years after its date of grant. In addition, options designated as ISOs shall not be eligible for treatment under the Internal Revenue Code as ISOs to the extent that either: (i) the aggregate fair market value of shares of common stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000 or (ii) such ISOs otherwise remain exercisable but are not exercised within three months after termination of employment (or such other period of time provided in Section 422 of the Internal Revenue Code).

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee or the Board for a specified time period determined by the Compensation Committee or the Board. The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation Committee or the Board, to receive shares of our common stock at some future date determined by the Compensation Committee or the Board. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee or the Board. The Compensation Committee or the Board will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock and restricted stock units subject to continued employment, passage of time and/or such performance conditions as are deemed appropriate by the Compensation Committee or the Board.  Unless otherwise specified by the Compensation Committee or the Board, upon a participant ceasing to provide service as an employee or a non-employee director, all unvested shares of restricted stock and restricted stock units shall be forfeited and reacquired by us.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee or the Board. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee or the Board, but neither the Compensation Committee nor the Board may (i) grant dividend equivalents in connection with options or SARs or (ii) pay a dividend equivalent with respect to an award prior to the date on which all performance-based conditions or restrictions on such award have been satisfied, waived or lapsed.

Performance Awards

Option and SAR awards under the Amended Plan generally will qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code ("Section 162(m)"). In addition, the Compensation Committee or the Board may grant performance awards denominated or payable in cash, shares (including restricted stock and restricted stock unit awards), other securities, other awards or other property under the Amended Plan that are intended to qualify as "performance-based compensation" within the meaning of Section 162(m) ("performance awards"). A performance award will be conditioned solely upon the achievement of one or more objective performance goals established by the Compensation Committee or the Board in compliance with Section 162(m). The Compensation Committee or the Board must determine the length of the performance period, establish the performance goals for the performance period, and determine the amounts of the performance awards for each participant no later than 90 days after the beginning of each performance period according to the requirements of Section 162(m).

Performance goals must be based solely on one or more of the following, either individually, alternatively or in any combination, applied on a corporate, subsidiary, business unit, channel, merchandise category or line of business basis: economic value added (EVA); sales or revenue; costs or expenses; net profit after tax; gross profit; income; cash flow; earnings; earnings per share (EPS); earnings per share from continuing operations; returns; margins; ratios; budget comparisons; unit volume; stock price; stockholders' equity; net working capital; value creation; market share; market capitalization; debt levels and debt reduction; capital expenditures; workforce satisfaction and diversity goals; employee retention; production metrics; user satisfaction; billings; bookings; development; implementation or completion of key projects; or strategic plan development and implementation. Such goals may reflect absolute results of individual performance or that of the Company or a subsidiary, division, business segment or business unit performance.  When establishing performance criteria, the Compensation Committee or the Board may allow the exclusion of charges related to an event or occurrence that the Compensation Committee or the Board determines should properly be excluded.

Under the Amended Plan, the Compensation Committee or the Board is required to certify that the applicable performance goals have been met prior to payment of any performance awards to participants.

 Duration, Termination and Amendment

The Amended Plan expires on August 7, 2024, unless terminated earlier by the Board. The Board may at any time and from time to time and in any respect amend or modify the Amended Plan. The Board shall require the approval of any amendment or modification of the Amended Plan that would:  (i) be required under the listing requirements of The NASDAQ Stock Market or another exchange or securities market on which our shares are then listed for trading, (ii) increase the number of shares authorized under the Amended Plan, (iii) increase the annual participant share limits or annual cash award limits, (iv) permit a repricing of options or SARs, (v) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, or (vi) increase the maximum term of options or SARs. No amendment or modification of the Amended Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award.

Effect of Corporate Transaction

Awards under the Amended Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of shares, or any other similar corporate transaction with respect to us. In the event of such a corporate transaction, the Compensation Committee or the Board may provide for one or more of the following to occur upon the occurrence of the event (or immediately prior to such event, provided the event is consummated):

•
termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been received upon exercise of the award or the realization of the participant's rights under the award. Awards may be terminated without payment if the Compensation Committee or the Board determines that no amount is realizable under the award as of the time of the transaction;

•	replacement of any award with other rights or property selected by the Compensation Committee or the Board;

•	the assumption of any award by the successor entity (or its parent or subsidiary) or the arrangement for the substitution for similar awards covering the stock of such successor entity;

•	acceleration of the exercisability or vesting of any award, notwithstanding the language in the participant's award agreement; or

•	require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Clawback or Recoupment

All awards under the Amended Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Compensation Committee or the Board.

Income Tax Withholding

In order to comply with all applicable income tax laws and regulations, we may take appropriate action to ensure that all applicable taxes, which are the sole responsibility of the participant, are withheld or collected. The Compensation Committee or the Board may allow the participant to satisfy any tax obligation by (a) electing to have a portion of the shares withheld that otherwise would be delivered upon exercise, receipt or the lapse of restrictions with respect to the award, or (b) electing to deliver to us shares of the Company other than shares received pursuant to the award with a fair market value equal to the amount of the tax obligation. Any election, if allowed, must be made on or before the date that the amount of tax to be withheld is determined.

Limited Transferability of Awards

Except as otherwise provided by the Compensation Committee or the Board, no award or other right or interest of a participant under the Amended Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable. If a transfer is allowed by the Compensation Committee or the Board (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Compensation Committee or the Board may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant's death.

U.S. Federal Income Tax Consequences

Grant of Options and SARs

The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.

Exercise of Options and SARs

Upon exercising a non-qualified stock option, the optionee will recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally are deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and SARs

The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.

Restricted Stock

If an award is payable in shares of our common stock that are subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of: (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. As to awards other than options and SARs granted under the Amended Plan that are payable either in cash or shares of our common stock not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to: (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date such shares are received) over (ii) the amount (if any) paid for the shares by the holder of the award. We generally will be entitled at that time to an income tax deduction for the same amount, subject to the rules of Section 162(m).

Income Tax Deduction

Subject to the tax rules requiring that compensation be reasonable in order to be deductible, our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the Amended Plan are "qualified performance-based compensation" within the meaning of Section 162(m), we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Amended Plan. However, nothing in the Amended Plan prevents the Compensation Committee or the Board from making awards that do not qualify for tax deductibility under Section 162(m).

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 409A of the Internal Revenue Code

The Compensation Committee and the Board intend to administer and interpret the Amended Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.

Amended Plan Benefits

Information regarding stock options and restricted stock units granted during the fiscal year ended March 31, 2016 and the Transition Period to NEOs and non-employee directors under the Plan is set forth in "Compensation of Directors and Executive Officers" above. Stock options for a total of 525,000 shares of common stock and restricted stock units for a total of 15,000 shares of common stock were granted under the Plan during the fiscal year ended March 31, 2016 and the Transition Period to all executive officers as a group. Stock options for a total of 323,000 shares of common stock and restricted stock units for a total of 208,334 shares of common stock were granted under the Plan during the fiscal year ended March 31, 2016 and the Transition Period to employees who are not executive officers. Stock options for a total of 0 shares of common stock and restricted stock units for a total of 528,266 shares of common stock were granted under the Plan during the fiscal year ended March 31, 2016 and the Transition Period to all non-employee directors as a group.

Equity Compensation Plan Information

The following table provides information as of April 21, 2017 about our common stock that may be issued upon exercise of options and other rights under equity compensation plans in effect as of that date:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a)) (c)

Equity compensation plans approved by security holders	2,540,152	$1.32	3,172,088
Equity compensation plans not approved by security holders	0	0	0
Total	2,540,152	$1.32	3,172,088

Market Value

The closing price of our common stock on the NASDAQ Stock Market on April 21, 2017 was $1.31 per share.

Vote Required

The proposal to approve the amendment to the Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

The Board recommends that stockholders vote "FOR" the approval of the amendment to the 2014 Equity Incentive Plan.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT ANNUAL MEETING
Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.
Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals, including stockholder nominations to the Board of Directors, may be eligible for inclusion in the proxy statement for our 2018 Annual Meeting of Stockholders. These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a- 8(b)(2), must be received by us not later than January 5, 2018, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a- 8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 60 nor more than 90 calendar days prior to the anniversary date of the preceding year's annual meeting. Due to the change in our fiscal year end, we have advanced the date of the 2017 Annual Meeting of Stockholders more than 30 days prior to the anniversary of the preceding year's stockholder's meeting. Therefore, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Commission, the laws of the State of Nevada and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.
INFORMATION TO BE FURNISHED TO SECURITYHOLDERS
Our Transition Report on Form 10-KT for our Transition Period ended December 31, 2016, as well as our other SEC filings, are available without charge.  If you would like to request copies of any documents, requests should be sent in writing to Profire Energy, Inc., ATTN Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.
OTHER MATTERS
We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above.  If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold.  Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the board of directors,

May 1, 2017	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

Appendix A
 Form of Proxy

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – June 15, 2017

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY
MATERIALS FOR PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD ON JUNE 15, 2017:

The Notice of Annual Meeting, the Proxy Statement, our Transition Report on Form 10-KT for the nine-month transition period ended December 31, 2016 and the proxy card are available via the Internet at:
https://materials.proxyvote.com/74316X.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brenton W. Hatch and Todd N. Fugal, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PROFIRE ENERGY, INC., of record in the name of the undersigned at the close of business on April 21, 2017, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated May 1, 2017, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3, and grants discretionary authority as to any and all other matters that may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

(Please See Reverse Side)

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – June 15, 2017
[Name and address of stockholder]
Mark this box with an X if you have made changes to your name or address details above.

The Board of Directors recommends a vote "FOR" the election of the nominees specified in Proposal 1 below and "FOR" the matters described in Proposals 2 and 3 below.

1.	Election of Directors
	For	Withhold		For	Withhold
Brenton W. Hatch			Daren J. Shaw
Harold Albert			Arlen B. Crouch
Ronald R. Spoehel

2.	Ratify the selection of Sadler, Gibb & Associates, LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.		For	Against	Abstain
3.	To amend the 2014 Equity Incentive Plan.		For	Against	Abstain
Note: The proxies are authorized to vote at their discretion upon such other business as may properly come before the meeting or any and all adjournments thereof.
Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box	.	Date (mm/dd/yyyy)
[ ]	[ ]		[ / / ]

APPENDIX B
FIRST AMENDMENT TO PROFIRE ENERGY, INC.
 2014 EQUITY INCENTIVE PLAN

This First Amendment (this "Amendment") to Profire Energy, Inc. 2014 Equity Incentive Plan (the "Plan") is made effective as of the __ day of ______, 2017 by Profire Energy, Inc., a Nevada corporation (the "Company").  Unless otherwise defined in this Amendment, capitalized terms used herein shall have the same definition as set forth in the Plan.

AMENDMENT

Pursuant to the authority expressly reserved in the Plan, the Company hereby amends the Plan as follows:

1. Section 4(d) of the Plan is hereby amended and restated in its entirety as follows:

(d) Award Limitations Under the Plan.

(i)
Section 162(m) Limitation for Options, SARs and Performance Awards Denominated in Shares.  No Eligible Person may be granted any Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 750,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)
Section 162(m) Limitation for Performance Awards Denominated in Cash.  The maximum amount payable pursuant to all Performance Awards denominated in cash to any Participant in the aggregate in any taxable year shall be $1,000,000 in value, whether payable in cash, Shares or other property. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i). The limitation contained in this Section 4(d)(ii) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other stockholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(iii)
Limit on Awards to Non-Employee Directors.  Directors who are not also employees of the Company or an Affiliate may not be granted Awards in in any calendar year of more than 200,000 Shares, subject to adjustment as provided in Section 4(c) of the Plan.  The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

2. Except as expressly provided above, the Plan shall continue in full force and effect and is ratified in all respects.

3. This Amendment was approved by the Board of Directors of the Company on _______, 2017 and by a majority of the votes cast by the holders of the Company's outstanding shares of common stock on _______, 2017.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer to be effective as of the date first set forth above.

PROFIRE ENERGY, INC.

By:

Name: ________________________________

Title: _________________________________

APPENDIX C
PROFIRE ENERGY, INC.
 2014 EQUITY INCENTIVE PLAN
Section 1. Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non‑employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock or cash‑based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's stockholders.
Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:
(a) "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.
(b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Dividend Equivalent granted under the Plan.
(c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).
(d) "Board" shall mean the Board of Directors of the Company.
(e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(f) "Committee" shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan.  The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b‑3, and each member of the Committee shall be a "non‑employee director" within the meaning of Rule 16b‑3 and an "outside director" within the meaning of Section 162(m).
(g) "Company" shall mean Profire Energy, Inc., a Nevada corporation, and any successor corporation.

(h)  "Director" shall mean a member of the Board.
(i) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.
(j) "Eligible Person" shall mean any employee, officer, non‑employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.
(k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
(l) "Fair Market Value" with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.
(m)  "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
(n)  "Non‑Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(o) "Option" shall mean an Incentive Stock Option or a Non‑Qualified Stock Option to purchase shares of the Company.
(p) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.
(q) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.
(r) "Performance Goal" shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:

• economic value added (EVA);
• sales or revenue;
• costs or expenses;
• net profit after tax;
• gross profit;
• income (including without limitation operating income, pre‑tax income and income attributable to the Company);
• cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);
• earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales;

• earnings per share (EPS) (basic or diluted);
• earnings per share from continuing operations;
• returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total stockholder return (TSR) and total business return (TBR));

• margins (including one or more of gross, operating and net income margin);
• ratios (including one or more of price‑to‑earnings, debt‑to‑assets, debt‑to‑net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk);
• budget comparisons;
• unit volume;
• stock price;
• stockholders' equity;
• net working capital;
• value creation;
• market share;
• market capitalization;
• debt levels and debt reduction;
• capital expenditures
• workforce satisfaction and diversity goals;
• employee retention;
• production metrics;
• user satisfaction;
• billings;
• bookings;
• development;
• implementation or completion of key projects;
• strategic plan development and implementation.

Each such Performance Goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company's performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee.  To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the exclusion of charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) asset‑write downs, litigation or claim judgments or settlements, reorganizations, the impact of acquisitions and divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non‑recurring charges, (Y) foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect).  To the extent that Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to stockholders and obtaining stockholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining stockholder approval.
(s) "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
(t) "Plan" shall mean the Profire Energy, Inc. 2014 Equity Incentive Plan, as amended from time to time.
(u)  "Prior Stock Plan" shall mean the Profire Energy, Inc. 2010 Equity Incentive Plan, as amended from time to time.
(v) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.
(w) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(x) "Rule 16b‑3" shall mean Rule 16b‑3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.
(y) "Section 162(m)" shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

(z) "Section 409A" shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.
(aa) "Securities Act" shall mean the Securities Act of 1933, as amended.
(bb) "Share" or "Shares" shall mean the common stock of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).
(cc) "Specified Employee" shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
(dd) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.
Section 3. Administration

Power and Authority of the Committee.  The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non‑U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non‑United States jurisdictions.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

Delegation.  The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of applicable law and such other limitations under applicable exchange rules. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m). The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee's authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee's delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.
Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.
(hh) Indemnification.  To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations.  The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person's position with the Company.

Section 3. Shares Available for Awards
Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the sum of (i) 4,000,000 (the authorized net increase of Shares in connection with the adoption of the Plan), (ii) 812,100 (the remaining Shares available for future awards under the Prior Stock Plan as of August 7, 2014), and (iii) any Shares subject to any outstanding award under the Prior Stock Plan that, after August 7, 2014, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award.  The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to awards issued under the Plan (or issued under the Prior Stock Plan after August 7, 2014, if any) in accordance with the share counting rules described in Section 4(b) below.  On and after stockholder approval of this Plan, no awards shall be granted under the Prior Stock Plan, and all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.
Counting Shares.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.  For purposes of determining the number of Shares covered on the date of grant by an Option or a Stock Appreciation Right, the aggregate number of Shares with respect to which the Option or Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon exercise or settlement). If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including shares of Restricted Stock and Restricted Stock Units, whether or not dividends have been paid on such shares), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.  Notwithstanding anything to the contrary in this Section 4, the following Shares will not again become available for issuance under the Plan: (i) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a "net exercise" pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (ii) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (iii) Shares covered by a Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (iv) Shares that are repurchased by the Company using Option exercise proceeds.
Adjustments.  In the event that any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split‑up, spin‑off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.  Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.
(d) Award Limitations Under the Plan.
(i)
Section 162(m) Limitation for Options, SARs and Performance Awards Denominated in Shares.  No Eligible Person may be granted any Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 250,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)
Section 162(m) Limitation for Performance Awards Denominated in Cash.  The maximum amount payable pursuant to all Performance Awards denominated in cash to any Participant in the aggregate in any taxable year shall be $1,000,000 in value, whether payable in cash, Shares or other property. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i). The limitation contained in this Section 4(d)(ii) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other stockholder‑approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(iii)
Limit on Awards to Non-Employee Directors.  Directors who are not also employees of the Company or an Affiliate may not be granted Awards in in any calendar year of more than 100,000 Shares, subject to adjustment as provided in Section 4(c) of the Plan.  The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 4. Eligibility

Any Eligible Person shall be eligible to be designated as a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full‑time or part‑time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.
Section 5. Awards

Options.  The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)
Option Term.  The term of each Option shall be fixed by the Committee at the time but shall not be longer than 10 years from the date of grant.  Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(iii)
Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.
(B) Net Exercises.  The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)
Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 4,000,000.
(B)
The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C)
All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(D)
Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)
The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)
Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(v)
Automatic Exercise of Options.  Notwithstanding the foregoing, unless otherwise set forth in an Award Agreement, if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option exercise price per Option and the Option is exercisable but has not been exercised, the Option shall be deemed to have been exercised to the extent it was exercisable on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.  Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) and the automatic exercise provisions in Section 6(a)(v) applicable to Options).  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.  Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)
Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book‑entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book‑entry registration) to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)
Forfeiture.  Except as otherwise determined by the Committee, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

Performance Awards.  The Committee is hereby authorized to grant to Eligible Persons Performance Awards that are intended to be "qualified performance‑based compensation" within the meaning of Section 162(m).  A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.  Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.
(i)
Timing of Designations; Duration of Performance Periods.  For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal.  The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre‑established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.  To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount.

(ii)
Certification.  Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

Dividend Equivalents.  The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.  Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options or Stock Appreciation Rights to such Eligible Persons, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.
General.
(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.
(ii)
Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)
Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)
Limits on Transfer of Awards.  Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.  If the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such transfer shall be for no value and in accordance with the rules of Form S-8.  The Committee may establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death.

(v)
Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions.  The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)
Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company's shareholders, seek to effect any re-pricing of any previously granted, "underwater" Option or Stock Appreciation Right by:  (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities.  An Option or Stock Appreciation Right will be deemed to be "underwater" at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vii)
Section 409A Provisions.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes "deferred compensation" to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant's disability or "separation from service" (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control, disability or separation from service meet the definition of a change in ownership or effective control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short‑term deferral exemption or otherwise.  Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee's separation from service (or if earlier, upon the Specified Employee's death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short‑term deferral exemption or otherwise.

(viii)
Acceleration of Vesting or Exercisability.   No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 4. Amendment and Termination; Corrections
Amendments to the Plan and Awards.  The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof.  Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange.  For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:
(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;
(ii)
amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A, and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:
(i)	require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Market or any other securities exchange that are applicable to the Company;
(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;
(iii)	increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause Section 162(m) to become unavailable with respect to the Plan;
(iv)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(f)(vi) of the Plan;
(v)
permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).
Corporate Transactions.  In the event of any change in control event, reorganization, merger, consolidation, split‑up, spin‑off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), any such event defined herein as a "Corporate Transaction", the Committee or the Board may, in its sole discretion, provide for one or more of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:
(i)
either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the gain that would have been attained upon the exercise of the Award or realization of the Participant's rights or (B) the replacement of the Award with other rights or property of comparable value selected by the Committee or the Board, in its sole discretion;

(ii)
that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
that, subject to Section 6(f)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

Correction of Defects, Omissions and Inconsistencies.  The Committee may, without prior approval of the stockholders of the Company,  correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
Section 5. Income Tax Withholding
In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.
Section 6. General Provisions
No Rights to Awards.  No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
Award Agreements.  No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company.  An Award Agreement need not be signed by a representative of the Company unless required by the Committee.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
No Rights of Stockholders.  Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.
No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause, in accordance with applicable law.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.  Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate.  Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

Governing Law.  The internal law, and not the law of conflicts, of the State of Nevada shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person.  To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
Other Benefits.  No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.
No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.
Headings.  Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 7. Clawback or Recoupment
 All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.
Section 8. Effective Date of the Plan
The Plan was adopted by the Board on August 7, 2014.  The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on September 18, 2014, and the Plan shall be effective as of the date of such stockholder approval (the "Effective Date").  On and after stockholder approval of the Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Plan.
Section 9. Term of the Plan
No Award shall be granted under the Plan, and the Plan shall terminate, on August 7, 2024 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that no Performance Award shall be granted under the Plan after the first stockholder meeting to occur in the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the stockholders.  Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.